UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2013

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34736	20-3533152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, OK 74136-4216

(Address of Principal Executive Offices) (Zip Code)

(918) 524-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

SemGroup Corporation (the “Company”) anticipates filing a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), on or about December 20, 2013, relating to the exchange offer to exchange up to $300 million aggregate principal amount of its 7.50% Senior Notes due 2021, which will be registered under the Securities Act of 1933, as amended (the “New Notes”), for up to $300 million of its outstanding 7.50% Senior Notes due 2021, which were issued on June 14, 2013 in a private placement (the “Old Notes”). As stated in the Registration Statement, the obligations of the Company under the Old Notes are, and the under the New Notes will be, guaranteed by certain of the Company’s subsidiaries, which are co-registrants under the Registration Statement (the “Subsidiary Guarantors”).

The SEC’s rules require that certain financial information regarding certain guarantors of registered securities be included in a registration statement that covers the registered securities. Accordingly, the Company is filing this Current Report on Form 8-K to provide the following financial information regarding the Subsidiary Guarantors required by the SEC’s rules to be included in the Registration Statement. This information will be incorporated by reference in the Registration Statement.

•	Audited condensed consolidating financial information regarding the Subsidiary Guarantors as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012. This audited condensed consolidating financial information is contained in a new footnote 25, which has been added to the audited consolidated financial statements of the Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, and the related notes thereto. Such audited consolidated financial statements of the Company, and the related notes thereto, which were previously filed by the Company with the SEC as part of the Company’s Form 10-K for the fiscal year ended December 31, 2012, have been revised to include the new footnote 25, and, as revised, are filed as part of this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K should be read in conjunction with the Company’s Form 10-K for the fiscal year ended December 31, 2012, as amended, and Form 10-Q for the quarterly period ended September 30, 2013, as well as the Company’s other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of BDO USA, LLP.

99.1	Audited Consolidated Financial Statements of SemGroup Corporation as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Date: December 20, 2013	By:	/s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of BDO USA, LLP.

99.1	Audited Consolidated Financial Statements of SemGroup Corporation as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, and the related notes thereto.